Exhibit 99.1
                                                                   ------------


            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                  JUNE 25, 2001

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted            Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted            Chevron
-----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM            Contracted            Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan          250'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Spur             250'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg Cantilever   Indonesia      Contracted             Maxus
-----------------------------------------------------------------------------------------------------------------
Ocean Heritage         250'      Independent Leg Cantilever   Indonesia      Contracted             Maxus
-----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever   GOM            Contracted      Houston Exploration
-----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever   GOM             Shipyard                -
-----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Contracted           Dominion

-----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Slot         GOM            Contracted           Spinnaker
-----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                 Ivory Coast         Stacked                 -
-----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM            Contracted            Unocal
-----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                  North Sea         Contracted              BG
-----------------------------------------------------------------------------------------------------------------


                                       1

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM            Contracted      Houston Exploration
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class             Australia         Contracted           Woodside
-----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco 711   North Sea         Contracted             Shell
                                 Series
-----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea         Contracted           Talisman
-----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Brazil          Contracted          ExxonMobil
-----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                      China           Contracted             CACT
-----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                    Australia         Contracted           Woodside
-----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM            Contracted           Westport
-----------------------------------------------------------------------------------------------------------------
Ocean Rover            2,000'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted            Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted            Murphy
-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted            Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM            Contracted           Anadarko
-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced Pacesetter GOM            Contracted             Shell
-----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM            Contracted          Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted           Petrobras

-----------------------------------------------------------------------------------------------------------------


                                       2

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted          Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM            Contracted           Anadarko
-----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM            Contracted         Amerada Hess
-----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Baroness         6,500'    Victory Class             Singapore      Shipyard Upgrade            -
-----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


** TABLE CONTINUED... **

RIG NAME             CURRENT TERM             START DATE             ESTIMATED END DATE
----------------------------------------------------------------------------------------------
Ocean Crusader       one well                 late May 2001          late July 2001
----------------------------------------------------------------------------------------------
Ocean Drake          six month extension      late March 2001        late September 2001
                     plus options
----------------------------------------------------------------------------------------------
Ocean Champion       one well                 early May 2001         late July 2001
----------------------------------------------------------------------------------------------
Ocean Columbia       six month extension      mid January 2000       late July 2001
                     plus option
----------------------------------------------------------------------------------------------
Ocean Spartan        six month term           late May 2001          late November 2001
                     plus option
----------------------------------------------------------------------------------------------
Ocean Spur           six month term           early April 2001       early October 2001
                     plus option
----------------------------------------------------------------------------------------------
Ocean Sovereign      two-year term            mid September 2000     early September 2002
----------------------------------------------------------------------------------------------
Ocean Heritage       one-year term            late January 2001      late January 2002
----------------------------------------------------------------------------------------------
Ocean King           90 day term plus option  late May 2001          late August 2001
----------------------------------------------------------------------------------------------
Ocean Nugget         four wells               late June 2001         late September 2001
----------------------------------------------------------------------------------------------
Ocean Summit                    -             mid June 2001          early August 2001
----------------------------------------------------------------------------------------------
Ocean Warwick        three month term         early April 2001       mid July 2001
----------------------------------------------------------------------------------------------
Ocean Titan          one-well                 mid May 2001           early September
----------------------------------------------------------------------------------------------
Ocean Tower          one well                 mid February 2001      early July 2001
----------------------------------------------------------------------------------------------
Ocean Liberator                 -                       -                        -
----------------------------------------------------------------------------------------------
Ocean Century                   -                       -                        -
----------------------------------------------------------------------------------------------
Ocean Ambassador     one well                 early June 2001        late June 2001
----------------------------------------------------------------------------------------------
Ocean Nomad          one well                 late April 2001        early July 2001
----------------------------------------------------------------------------------------------


                                       1

RIG NAME             CURRENT TERM             START DATE             ESTIMATED END DATE
----------------------------------------------------------------------------------------------
Ocean New Era        one well                 early May 2001         mid July 2001
----------------------------------------------------------------------------------------------
Ocean Bounty         180-day contract         early March 2001       late August 2001
----------------------------------------------------------------------------------------------
Ocean Guardian       nine months plus option  mid May 2001           mid February 2002
----------------------------------------------------------------------------------------------
Ocean Princess       one well                 late June 2001         late August 2001
----------------------------------------------------------------------------------------------
Ocean Whittington    Mobilizing to location   mid June 2001          early July 2001
----------------------------------------------------------------------------------------------
Ocean Epoch          first option well        early June 2001        mid July 2001
----------------------------------------------------------------------------------------------
Ocean General        200-day term contract    mid February 2001      mid September 2001
                     plus option
----------------------------------------------------------------------------------------------
Ocean Prospector                -                       -                        -
----------------------------------------------------------------------------------------------
Ocean Endeavor       one well plus option     mid May 2001           early August 2001
----------------------------------------------------------------------------------------------
Ocean Rover                     -                       -                        -
----------------------------------------------------------------------------------------------
Ocean Concord        one well                 late June 2001         early July 2001
----------------------------------------------------------------------------------------------
Ocean Lexington      four wells               early June 2001        early March 2002
----------------------------------------------------------------------------------------------
Ocean Saratoga       one well                 early June 2001        late June 2001
----------------------------------------------------------------------------------------------
Ocean Yorktown       five-year term           early June 1996        late June 2001
----------------------------------------------------------------------------------------------
Ocean Voyager        one well plus option     mid April 2001         mid July 2001
----------------------------------------------------------------------------------------------
Ocean Yatzy          five-year term           early November 1998    early November 2003
                     plus option
----------------------------------------------------------------------------------------------
Ocean Worker         four-year term           mid January 1998       mid January 2002
                     plus option
----------------------------------------------------------------------------------------------
Ocean Quest          one well plus option     mid June 2001          early July 2001
----------------------------------------------------------------------------------------------
Ocean Winner         two-year term            early May 1999         late June 2001
----------------------------------------------------------------------------------------------


                                       2

RIG NAME             CURRENT TERM             START DATE             ESTIMATED END DATE
----------------------------------------------------------------------------------------------
Ocean Star           six month term           late April 2001        late October 2001
                     plus option
----------------------------------------------------------------------------------------------
Ocean Victory        180-day term             late March 2001        mid October 2001
                     plus option
----------------------------------------------------------------------------------------------
Ocean America        one well assignment      early April 2001       late August 2001
                     from BP
----------------------------------------------------------------------------------------------
Ocean Valiant        810 day term             late April 2001        late December 2001
----------------------------------------------------------------------------------------------
Ocean Alliance       three-year term          early September 2000   early September 2003
----------------------------------------------------------------------------------------------
Ocean Baroness                  -                       -            February 2002
----------------------------------------------------------------------------------------------
Ocean Confidence     five-year term           early January 2001     early January 2006
----------------------------------------------------------------------------------------------
Ocean Clipper        three-year term          mid January 2000       mid January 2003
----------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


** TABLE CONTINUED... **

                      DAYRATE
RIG NAME             (IN THOUSANDS)   FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------
Ocean Crusader        lower 40's      available
------------------------------------------------------------------------------------------
Ocean Drake           lower 40's      available
------------------------------------------------------------------------------------------
Ocean Champion        upper 30's      available
------------------------------------------------------------------------------------------
Ocean Columbia        lower 40's      three month extension plus option with BP in lower
                                      50's ending mid October 2001
------------------------------------------------------------------------------------------
Ocean Spartan         upper 40's      available
------------------------------------------------------------------------------------------
Ocean Spur            upper 40's      available
------------------------------------------------------------------------------------------
Ocean Sovereign       lower 30's      shipyard repairs beginning mid December 2000 and
                                      ending mid September 2001
------------------------------------------------------------------------------------------
Ocean Heritage        mid 30's        available
------------------------------------------------------------------------------------------
Ocean King            lower 50's      available
------------------------------------------------------------------------------------------
Ocean Nugget          lower 50's      available
------------------------------------------------------------------------------------------
Ocean Summit                 -        shipyard for spud can inspection ending early
                                      August 2001
------------------------------------------------------------------------------------------
Ocean Warwick         lower 50's      90 day extension plus option with BP in upper 50's
                                      ending early October 2001
------------------------------------------------------------------------------------------
Ocean Titan           mid 40's        followed by one well plus option with Dominion in
                                      lower 50's ending early November 2001
------------------------------------------------------------------------------------------
Ocean Tower           lower 40's      one well extension plus option with Spinnaker in mid
                                      40's ending early August 2001
------------------------------------------------------------------------------------------
Ocean Liberator              -        available
------------------------------------------------------------------------------------------
Ocean Century                -                                 -
------------------------------------------------------------------------------------------
Ocean Ambassador      mid 50's        available
------------------------------------------------------------------------------------------
Ocean Nomad           mid 70's        one well with Shell in lower 70's ending late August
                                      2001; followed by one well plus two options with
                                      Veba in mid 60's ending late October 2001
------------------------------------------------------------------------------------------


                                       1

                      DAYRATE
RIG NAME             (IN THOUSANDS)   FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------
Ocean New Era         lower 40's      one well plus optin with Texaco J.I.P. in mid 50's
                                      ending early October 2001
------------------------------------------------------------------------------------------
Ocean Bounty          lower 80's      available
------------------------------------------------------------------------------------------
Ocean Guardian        lower 70's      available

------------------------------------------------------------------------------------------
Ocean Princess        lower 40's      three month term plus options with Talisman in high
                                      60's ending late November 2001.
------------------------------------------------------------------------------------------
Ocean Whittington     mid 30's        modification and mobe period with ExxonMobil in mid
                                      30's ending early July 2001, followed by one well
                                      with ExxonMobil in lower 60's ending mid August 2001
------------------------------------------------------------------------------------------
Ocean Epoch           lower 60's      second option well well with CACT in lower 60's
                                      ending mid August 2001
------------------------------------------------------------------------------------------
Ocean General         lower 80's      available
------------------------------------------------------------------------------------------
Ocean Prospector             -                                 -
------------------------------------------------------------------------------------------
Ocean Endeavor        lower 40's      available
------------------------------------------------------------------------------------------
Ocean Rover                  -                                 -
------------------------------------------------------------------------------------------
Ocean Concord         lower 40's      one well plus option in mid 50's ending late July
                                      2001
------------------------------------------------------------------------------------------
Ocean Lexington       upper 40's      available
------------------------------------------------------------------------------------------
Ocean Saratoga        mid 40's        one well plus option with Walter in upper 40's
                                      ending early August 2001
------------------------------------------------------------------------------------------
Ocean Yorktown        lower 60's      Committed for 16 well development ending early
                                      August 2003
------------------------------------------------------------------------------------------
Ocean Voyager         lower 50's      available
------------------------------------------------------------------------------------------
Ocean Yatzy           120's           available
------------------------------------------------------------------------------------------
Ocean Worker          120's           available
------------------------------------------------------------------------------------------
Ocean Quest           lower 90's      available
------------------------------------------------------------------------------------------
Ocean Winner          lower 80's      contracted for 18 month extension with Petrobras in
                                      lower 80's ending late October 2002
------------------------------------------------------------------------------------------


                                       2

                      DAYRATE
RIG NAME             (IN THOUSANDS)   FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------
Ocean Star            100's           available
------------------------------------------------------------------------------------------
Ocean Victory         110's           available
------------------------------------------------------------------------------------------
Ocean America         110's           available
------------------------------------------------------------------------------------------
Ocean Valiant         120's           available
------------------------------------------------------------------------------------------
Ocean Alliance        110's           available
------------------------------------------------------------------------------------------
Ocean Baroness               -        available
------------------------------------------------------------------------------------------
Ocean Confidence      170's           available
------------------------------------------------------------------------------------------
Ocean Clipper         lower 90's      available
------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico




                                       3